UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2026, the Board of Directors (the “Board”) of LiqTech International, Inc. (the “Company”), upon the recommendation of its Governance and Nominating Committee, appointed Robert Wowk as a member of the Board, effective March 1, 2026, to fill the vacancy in the Board created by an increase in the size of the Board from five members to six members. In connection with Mr. Wowk’s appointment to the Board, the Board also appointed Mr. Wowk to the Company’s Audit Committee and Compensation Committee, effective March 1, 2026.

Mr. Wowk will be compensated for his service as a member of the Board and its committees consistent with the compensation paid to the Company’s other independent directors as previously disclosed in the Company's definitive proxy statement for its 2025 annual meeting of stockholders.

The Board determined that Mr. Wowk is an independent director within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated by the Securities and Exchange Commission thereunder and the listing standards of the Nasdaq Capital Market. There are no arrangements or understandings between Mr. Wowk and any other person in connection with his appointment as director of the Company, and there are no transactions or relationships between Mr. Wowk and the Company and its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On February 18, 2026, the Company issued a press release announcing the foregoing, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press Release, dated February 18, 2026	Furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: February 18, 2026	/s/ Fei Chen
Fei Chen
Chief Executive Officer